EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Stephen C. Miller, President & Chief Executive Officer of First Financial Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Date:    NOVEMBER 28, 2003           /S/ STEPHEN C. MILLER
     ----------------------          ------------------------------
                                     Stephen C. Miller, President &
                                     Chief Executive Officer
                                     (principal executive officer)

I, Carl D. Johns, Vice President and Treasurer of First Financial Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Date:    NOVEMBER 28, 2003          /S/ CARL D. JOHNS
     ----------------------         ------------------------------
                                    Carl D. Johns, Vice President and Treasurer
                                    (principal financial officer)